Comerica Incorporated

Credit Suisse Financial Services Forum
February 10, 2015

Judy Love
President, Comerica Bank - California Market

Karen Parkhill
Vice Chairman and Chief Financial Officer

Safe Harbor Statement

Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "contemplates," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "opportunity," "initiative," "outcome," "continue," "remain," "maintain," "on course," "trend," "objective," "looks forward," "projects," "models" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in general economic, political or industry conditions; changes in monetary and fiscal policies, including changes in interest rates; volatility and disruptions in global capital and credit markets; changes in Comerica's credit rating; the interdependence of financial service companies; changes in regulation or oversight; unfavorable developments concerning credit quality; the effects of more stringent capital or liquidity requirements; declines or other changes in the businesses or industries of Comerica's customers; operational difficulties, failure of technology infrastructure or information security incidents; the implementation of Comerica's strategies and business initiatives; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; changes in the financial markets, including fluctuations in interest rates and their impact on deposit pricing; competitive product and pricing pressures among financial institutions within Comerica's markets; changes in customer behavior; any future strategic acquisitions or divestitures; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; the impact of legal and regulatory proceedings or determinations; the effectiveness of methods of reducing risk exposures; the effects of terrorist activities and other hostilities; the effects of catastrophic events including, but not limited to, hurricanes, tornadoes, earthquakes, fires and floods; changes in accounting standards and the critical nature of Comerica's accounting policies. Comerica cautions that the foregoing list of factors is not exclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to "Item 1A. Risk Factors" beginning on page 12 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2013. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

2

Well Positioned in California
Steady, Robust Loan and Deposit Growth

- Established presence: 1991
- Acquired 10 banks from 1991 to 2001
- Today, 104 banking centers in major metropolitan areas


44 Banking Centers in Northern CA
= Banking Centers
18
26
45
15
60 Banking Centers in Southern CA


California Average Loans
($ in billions)
11.8
12.7
14.0
15.4
CAGR +9%
2011
2012
2013
2014


California Average Deposits
($ in billions)
12.7
14.6
14.7
16.1
CAGR +8%
2011
2012
2013
2014

At 12/31/14

Comerica Bank

3

California
Large, Diverse, Growing Economy


Comerica Located in 9 of the Top 15 Most Populous Cities: 4 CA Cities[1]
(Population in millions)
New York 8.4
Los Angeles 3.9
Chicago 2.7
Houston 2.2
Philadelphia 1.6
Phoenix 1.5
San Antonio 1.4
San Diego 1.4
Dallas 1.3
San Jose 1.0
Austin 0.9
Indianapolis 0.8
Jacksonville 0.8
San Francisco 0.8
Columbus 0.8


Population Growth[2]
(YoY % change)
1.0%
1.2%
U.S. Average 0.8%
S California
N California


Personal Income[2]
(YoY % change)
4.6%
5.7%
U.S. Average 4.0%
S California
N California


California: Diverse Economy
(Based on state GDP for 2013)
Construction 3%
Trade 11%
Government 13%
Manufacturing 11%
Transportation 2%
Arts/Ent. 4%
Professional Services 13%
Information 8%
Agriculture 2%
Education/Health 7%
Finance/Real Estate 21%
Other 5%[3]

At 12/31/14 • [1]Source: US Census Bureau, released 2014 • [2]2014 forecast. Source: Comerica Regional Economic Update 12/17/14; Moody's Analytics • [3]Includes Mining, Utilities, Other Services

Comerica Bank

4

California: Key Contributor to Comerica's Growth

Average Loans by Market
(FY14 average balances)


California
$15.4B
33%
Texas
$11.0B
23%
Other
Markets
$6.9B
15%
Michigan
$13.3B
29%

Average Deposits by Market
(FY14 average balances)


California
$16.1B
29%
Texas
$10.8B
20%
Other Markets
$6.4B
12%
Finance/ Other
$0.5B
1%
Michigan
$21.0B
38%

California Average Loans
($ in billions)


14.4
14.8
15.4
15.5
15.8
+9%
4Q13
1Q14
2Q14
3Q14
4Q14

California Average Deposits
($ in billions)


15.2
14.8
15.4
16.4
18.0
+18%
4Q13
1Q14
2Q14
3Q14
4Q14

Comerica Bank

5

Diverse Businesses and Footprint Supports Growth

Focus on Industry

- Tech. & Life Sciences
- Commercial Real Estate
- National Dealer Services
- Entertainment

California Markets Average Loans


San Jose
$3.1B 20%
San Diego
$0.5B 3%
San Francisco
$1.9B 12%
Other[1]
$2.5B 17%
Los Angeles/
Orange County
$7.4B 48%

California
Diverse Average Loan Portfolio


Small
Business
$0.6B
4%
Commercial
Real Estate
$1.9B 12%
Retail
Banking
$0.3B 2%
Corporate
Banking
$0.9B 6%
Private
Banking
$1.9B 12%
Entertainment
$0.5B 4%
Tech. & Life
Sciences
$1.7B 11%
Middle
Market
Banking
$3.9B 25%
National Dealer
$3.5B 23%
Other General
Middle Market
$0.2B 1%
= Total Middle Market (64%)

FY14 average balances • [1]Primarily includes businesses with a national perspective

Comerica Bank

6

Middle Market Banking California
Providing a Wide Array of Products & Services

Customer Focus

- Serve as Trusted Advisor
- Cross-Sell: Focused on building full relationships
  - Treasury Management solutions, including Corporate & Merchant card
  - Wealth Mgmt. for business owners

Middle Market Banking California Average Loans
($ in millions)


3,684
3,698
3,821
3,898
CAGR +2%
2011
2012
2013
2014

Established 5 Leadership Councils

- Drive collaboration by bringing together all business lines
- Represent Comerica in the community
- Led by regional market presidents

Middle Market Banking California Average Deposits
($ in millions)


3,112
3,192
3,149
3,637
CAGR +5%
2011
2012
2013
2014

Comerica Bank

7

Technology and Life Sciences
Highly Experienced Team, A Competitive Advantage

- 20+ year history
- Products and services tailored to meet the needs of emerging companies throughout their lifecycle
- Strong relationships with top-tier investors
- National business headquartered in Palo Alto, CA, operating from 14 offices in the U.S. and Toronto
- Top notch relationship managers with extensive industry expertise

★ = U.S. TLS Offices



TLS Average Loans and Deposits
($ in billions)


Average Loans
Average Deposits
1.3
4.1
1.8
5.0
2.0
5.1
2.5
5.8
CAGR +12%
CAGR +25%
2011
2012
2013
2014

At 12/31/14

Comerica Bank

8

Technology & Life Sciences
Customer Segment Overview

Early Stage (~20%)
- Owned by Venture Capital (VC) firms
- High liquidity
- Reliant on cash and equity infusions

Growth (~40%)
- High growth private companies
- Typically evolved from an early stage relationship
- Working capital requirements

Late Stage (~10%)
- Small public/ large private companies
- Standard credit metrics
- Profile similar to middle market

Percentage of overall portfolio, based on loan outstandings

Equity Funds Services (~25%)
- Commercial banking services for venture capital and private equity firms
- Bridge financing for capital calls
- Strong credit profile

Leveraged Finance (~5%)
- Strong credit profile
- Provide acquisition financing for best VC and private equity customers

At 12/31/14

Comerica Bank

9

California: Largest Dealer Market

National Dealer Loans By Market
(4Q14 average balances)



California
$3,578MM
63%
Texas
$473MM
8%
Other
Markets
$650MM
11%
Michigan
$1,035MM
18%

- 65+ years of Floor Plan lending
- Top tier strategy
- Focus on "Mega Dealer" (five or more dealerships in group)
- Strong credit quality
- Robust monitoring of company inventory and performance

National Dealer California Average Loans
($ in billions)



2.0
2.5
3.1
3.5
CAGR
+20%
2011
2012
2013
2014

At 12/31/14

Comerica Bank

10

Commercial Real Estate Line of Business
2 Years of Strong Growth

California Commercial Mortgage & Real Estate Construction[1]

- Provides construction and bridge financing
- Well-established developers
- Focused on urban markets
- Conservative underwriting


Multi-Family $733MM 41%
Residential $250MM 14%
Land Carry $71MM 4%
Multi-use $148MM 8%
Other $77MM 4%
Commercial $111MM 6%
Office $230MM 13%
Retail $182MM 10%

CRE California Average Loans
($ in millions)


Commercial & Other 2
Real Estate Construction
Commercial Mortgages
1,270
1,266
1,555
1,898
CAGR +14%
2011
2012
2013
2014

CRE California Average Deposits
($ in millions)


386
472
609
904
CAGR +33%
2011
2012
2013
2014

At 12/31/14 • [1]Based on location of property • [2]Includes CRE line of business loans not secured by real estate

Comerica Bank

11

Wealth Management
California Leading the Way in Collaboration

Wealth Management California Average Loans
($ in billions)


1.5
1.4
1.7
1.9
CAGR +8%
2011
2012
2013
2014

Wealth Management California Average Deposits
($ in billions)


1.6
1.8
1.8
2.0
CAGR +7%
2011
2012
2013
2014

Business Owner Advisory Service

- Identifying opportunities to expand relationships between Wealth Mgmt. and the Business Bank
- Providing integrated solutions to meet business and personal goals


Business Bank
Business Owner Advisory Services
Wealth Management

✓ ~ **$1B** Loans, Deposits & AUM[1]
✓ **1,700+** Referrals made[1]
✓ **~45%** of Revenue from CA [1]

[1]Since inception of program in 2012

Comerica Bank

12

13 Comerica Competitive Advantage  Focused on growing and maintaining long-term relationships  Relationship Managers known for ingenuity, flexibility & responsiveness  Experience in a number of distinct industries  Strive to be customers’ trusted advisor by providing value-added recommendations  Emphasis on having a clear understanding of our customers & their banking needs  Able to offer a wide array of products & services  Prompt turnaround on customer requests due to local decision making  React swiftly to changing markets Well Positioned for Growth Focused on Relationship Banking Model 14 2014 Accomplishments At 12/31/14 ● 1Reflecting decreases of $48MM in litigation-related expenses and $47MM in pension expense. ● 2Through dividends and share repurchase program. Grew the Bottom Line Shareholder Return Controlling What We Can Control Focus on Relationships • 11% increase in EPS to $3.16• 10% increase in net income to $593MM • 5%, or $2.2B, increase in average loans to $46.6B• 6%, or $3.1B, increase in average deposits to $54.8B• $5MM increase in customer-driven fee income • 6%, or $96MM, decrease in noninterest expenses1• 5 bps of NCOs - Credit quality continued to be strong • 66% of net income, or $392MM, returned to shareholders2• 6% increase in tangible book value per share to $37.72 • Capital position continued to be solid

Loan Growth Outpaces Peers

January Average Loan Trends

- Mortgage Banker lower, in line with typical seasonality
- Energy increased with tight capital markets
- Continued slow growth in most remaining businesses
- Focus on pricing and structure discipline

Top Quartile Loan Growth[1]

(Average 4Q14 vs. 4Q13)



Peer Average: 5.3%
11.4%
9.2%
7.5%
6.2%
5.5%
5.1%
3.9%
3.6%
3.2%
3.1%
1.8%
BOKF
HBAN
CMA
STI
KEY
SNV
FHN
FITB
ZION
BBT
RF

Broad-Based Loan Growth
Loan Yields Stabilized

(Average $ in billions)



Loan Yields
44.1
45.1
46.7
47.2
47.4
+7.5%
3.58
3.39
3.31
3.22
3.22
4Q13
1Q14
2Q14
3Q14
4Q14

[1]Source: SNL Financial. Excludes MTB as amounts were not available as of 2/5/15.

Comerica Bank

15

Robust, Broad-Based Deposit Growth

Growing Deposit Base

(Average $ in billions)



52.8
52.8
53.4
55.2
57.8
+9%
4Q13
1Q14
2Q14
3Q14
4Q14

Highest Proportion of Noninterest-Bearing Deposits[1]

(4Q14 average balances)



29%
29%
29%
30%
30%
34%
34%
37%
38%
41%
43%
47%
FHN
SNV
STI
HBAN
BBT
RF
FITB
MTB
BOKF
KEY
ZION
CMA

Strong Relative Deposit Growth[1]

(Average 4Q14 vs. 4Q13)



Peer Average: 4.6%
12.4%
9.5%
8.5%
6.8%
4.9%
4.1%
3.5%
2.8%
2.7%
2.1%
1.9%
0.9%
MTB
CMA
HBAN
STI
FHN
BOKF
BBT
ZION
FITB
RF
KEY
SNV

Lowest Cost of Deposits[2]

(In basis points)



22
18
16
16
15
14
11
11
8
FITB
BBT
HBAN
STI
KEY
FHN
RF
ZION
CMA

[1]Source: SNL Financial • [2]Source: SNL Financial. Excludes BOKF, MTB & SNV as amounts were not available as of 2/5/15. 4Q14 interest incurred on deposits as a percentage of average deposits.

Comerica Bank

16

Managing Expenses

Controlling Expenses, While Making Necessary Investments[1]

- 2015 expense headwinds:
  - Pension expense ~$7MM
  - Technology project exp.[2] ~$32MM
  - Regulatory-related exp.[3] ~$8MM
  - Inflationary pressures
- First quarter seasonally higher comp expense

Noninterest Expenses Decline YoY[4]

(FY14 vs. FY13)



-22.6%
-7.0%
-5.5%
-5.3%
-2.2%
-2.1%
-2.0%
-1.4%
0.3%
1.3%
3.8%
4.5%
FHN
FITB
CMA
STI
RF
BBT
KEY
SNV
BOKF
HBAN
ZION
MTB

Highest Efficiency: Loans & Deposits Per Employee[5]

($ in 000's)



CMA 11,421
STI 10,740
FITB 10,239
SNV 9,177
KEY 9,091
HBAN 7,943
BBT 7,635
FHN 7,511
RF 7,155

[1]Estimated. Outlook as of 2/5/15 • [2]Excludes maintenance costs associated with projects; includes hardware/software deprecation and labor costs directly expenses associated with technology-related projects. • [3]Regulatory-related expenses, excluding technology expenses • [4]Source: SNL Financial • [5]Source: SNL Financial. Excludes BOKF, MTB & ZION as amounts were not available as of 2/5/15. Average loans and deposits for FY14 compared to Employees at 12/31/14.

Comerica Bank

17

Positioned for Rising Rates

Why is Comerica Asset Sensitive?

- Predominately floating rate loans
  - < 5% have floors
- Fixed rate securities only ~15% of earning assets
- Relatively large non-maturity deposit base
- Abnormally low interest rate environment

Deposits: Large Proportion of NIB[1] Loan Portfolio: Primarily Floating Rate



Interest-bearing 53%
Noninterest-bearing 47%
Libor-Based ~65%
Fixed Rate ~15%
Prime-Based ~20%

Estimated Net Interest Income[2]: Annual (12 month) Sensitivities

Based on Various Assumptions

Additional Scenarios are Relative to 4Q14 Standard Model

($ in millions)



~190
~200
~215
224
~250
Addl. $3B Deposit Decline
Addl. 20% Increase in Beta
Addl. $1B Deposit Decline
4Q14 Standard Model
Addl. ~3% Loan Growth

At 12/31/14 • [1]NIB = Noninterest-bearing deposits • [2]For methodology see the Company's Form 10Q, as filed with the SEC. Estimates are based on simulation modeling analysis. The analysis does not capture possible regulatory impacts.

Comerica Bank

18

Active Capital Management

26.8MM Shares Repurchased[1] Since 2011

Average Diluted Shares Outstanding

- 4Q14 average diluted shares of 183.7MM
- Average diluted shares impacted by:
  - Share repurchases
  - Average share price affecting dilution from warrants and employee options
  - Vesting of annual employee stock grants (typically in 1Q)

Payout Ratio



Dividends
Share Repurchases[1]
47%
79%
76%
66%
28%
19%
58%
21%
53%
23%
42%
24%
2011
2012
2013
2014

Common Shares Outstanding

(period-end; in millions)



Tangible Book Value Per Share[2]
197.3
188.3
182.3
179.0
$31.40
$33.36
$35.64
$37.72
2011
2012
2013
2014

[1]Shares repurchased under share repurchase program • [2]See Supplemental Financial Data slides for reconciliation of non-GAAP financial measures

Comerica Bank

19

Well Positioned for the Future

GROWING LOANS & FEE INCOME	• Positioned in **faster growing markets and industries** • Focus on cross-sell to drive fee income
CONTROLLING EXPENSES	• Continued **tight expense control** while making necessary investments
MAINTAINING ASSET QUALITY	• **Strong credit culture** leads to **solid credit metrics** • **Weathered cycle well** relative to peers
MANAGING CAPITAL	• **Strong Capital base**; Estimated Basel III Tier 1 common capital: 10.3%[2] • Continue **share buyback**; Increased dividend in 2Q14
POSITIONED FOR RISING RATES	• **200 bps increase** in rates expected to result in **>10% increase in net interest income**[1]

As of 12/31/14 • [1]Analysis based on non-parallel gradual increase in interest rates over 12 months; For methodology see the Company's Form 10Q, as filed with the SEC • [2]See Supplemental Financial Data slides for reconciliation of non-GAAP financial measures.

Comerica Bank

20

Appendix

relationships

Comerica Bank

Loans by Business and Market

By Line of Business	4Q14	3Q14	4Q13
Middle Market			
General	$13.4	$13.6	$13.2
Energy	3.5	3.3	2.8
National Dealer Services	5.7	5.5	5.3
Entertainment	0.6	0.6	0.6
Tech. & Life Sciences	2.7	2.6	2.1
Environmental Services	1.0	0.9	0.8
Total Middle Market	$26.9	$26.5	$24.8
Corporate Banking			
US Banking	2.7	2.8	2.6
International	1.8	1.8	1.8
Mortgage Banker Finance	1.4	1.6	1.1
Commercial Real Estate	4.2	4.2	3.8
BUSINESS BANK	**$37.0**	**$36.9**	**$34.1**
Small Business	3.7	3.7	3.6
Retail Banking	1.8	1.8	1.7
RETAIL BANK	**$5.5**	**$5.5**	**$5.3**
Private Banking	4.9	4.8	4.7
WEALTH MANAGEMENT	**$4.9**	**$4.8**	**$4.7**
TOTAL	**$47.4**	**$47.2**	**$44.1**

By Market	4Q14	3Q14	4Q13
Michigan	$13.2	$13.3	$13.4
California	15.8	15.5	14.4
Texas	11.3	11.1	9.8
Other Markets	7.1	7.3	6.5
TOTAL	**$47.4**	**$47.2**	**$44.1**

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

Average $ in billions

Comerica Bank

22

Deposits by Business and Market

By Line of Business	4Q14	3Q14	4Q13
Middle Market			
General	$15.8	$15.3	$13.9
Energy	0.7	0.5	0.6
National Dealer Services	0.2	0.2	0.2
Entertainment	0.1	0.1	0.2
Tech. & Life Sciences	6.2	5.9	5.2
Environmental Services	0.1	0.1	0.2
Total Middle Market	$23.1	$22.1	$20.3
Corporate Banking			
US Banking	3.3	2.7	2.8
International	1.9	1.8	1.8
Mortgage Banker Finance	0.5	0.5	0.6
Commercial Real Estate	2.1	1.7	1.5
BUSINESS BANK	**$30.9**	**$28.8**	**$27.0**
Small Business	2.9	2.8	2.8
Retail Banking	19.2	19.0	18.6
RETAIL BANK	**$22.1**	**$21.8**	**$21.4**
Private Banking	4.3	4.2	3.9
WEALTH MANAGEMENT	**$4.3**	**$4.2**	**$3.9**
Finance/ Other	0.5	0.4	0.5
TOTAL	**$57.8**	**$55.2**	**$52.8**

By Market	4Q14	3Q14	4Q13
Michigan	$21.6	$21.2	$20.6
California	18.0	16.4	15.2
Texas	10.8	10.6	10.5
Other Markets	6.9	6.6	6.0
Finance/ Other	0.5	0.4	0.5
TOTAL	**$57.8**	**$55.2**	**$52.8**

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

Average $ in billions

Comerica Bank

23

Energy: 7% of Total Loan Portfolio
30+ Years Experience With Strong Performance Through Cycles

- Granular portfolio: >200 customers
- Focus on larger middle market companies
- Strong credit quality:
  - -0- Nonaccrual loans
  - ~$100MM, or 3%, criticized loans[1]
- Utilization rate of 49%
- 95% of loans have security
- Semi-annual borrowing base re-determinations
- Advance rate guideline of up to 65% on proven reserves
- Review price deck quarterly, or as appropriate
- Diverse customer base[2]:



Natural Gas 11%
Service 16%
Oil 42%
Midstream 13%
Mixed 18%
Exploration & Production 71%



Average Loans
($ in millions)
1Q09 1,811
2Q09 1,656
3Q09 1,469
4Q09 1,327
1Q10 1,296
2Q10 1,149
3Q10 1,196
4Q10 1,269
1Q11 1,423
2Q11 1,456
3Q11 1,635
4Q11 1,947
1Q12 2,305
2Q12 2,452
3Q12 2,641
4Q12 2,851
1Q13 3,002
2Q13 2,951
3Q13 2,895
4Q13 2,752
1Q14 2,982
2Q14 3,236
3Q14 3,332
4Q14 3,492



Strong Credit Quality
Despite Oil & Gas Price Volatility
Total CMA Net Charge-offs to Avg. Total Loans (In basis points)
Energy Net Charge-offs to Avg. Energy Loans (In basis points)
48 26 15 31 91 188 139 82 39 16 5
0 0 0 0 36 69 19 10 13 6 0
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

At 12/31/14 • [1]Criticized loans are consistent with regulatory defined Special Mention, Substandard, Doubtful and Loss loan classifications. • [2]Based on period-end outstandings

Comerica Bank

24

25 Mortgage Banker Finance Average Deposits($ in millions)  40+ years’ experience with reputation for consistent, reliable approach  Provide short-term warehouse financing: bridge from origination of residential mortgage until sale into end market  Extensive backroom provides collateral monitoring and customer service  Focus on full banking relationships 360 481 52 3 551 6 37 513 372 399 4 41 454 49 7 62 5 645 665 643 566 565 516 516 526 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 2Q1 4 3Q1 4 4Q1 4 425 707 943 1 ,101 566 61 4 923 1,53 5 1,48 3 1,50 7 1,99 6 2,09 4 1,73 7 1,81 5 1,60 5 1,10 9 886 1,31 9 1,59 5 1,39 7 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 2Q1 4 3Q1 4 4Q1 4 At 12/31/14 Average Loans($ in millions) 26 Commercial Real Estate Line of Business At 12/31/14 ● 1Includes CRE line of business loans not secured by real estate 5.7 5.4 5.1 4.8 4.4 4.0 4.4 4.6 4.4 4.3 3.9 3.7 3.7 3.8 3.8 3.8 4 .0 4.1 4.2 4.2 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 2Q1 4 3Q1 4 4Q1 4 Commercial MortgagesReal Estate ConstructionCommercial & Other Average Loans($ in billions) 5.2 5.4 5.6 6.0 6.4 4Q13 1Q14 2Q14 3Q14 4Q14 Commitments($ in billions; Based on period-end)  160+ years experience with focus on well-established developers, primarily in our footprint  Provide construction and mini-perm mortgage financing +22% 1

27 Shared National Credit (SNC) Relationships At 12/31/14 ● SNCs are not a line of business. The balances shown above are included in the line of business balances shown on slide #20 ● SNCs are facilities greater than $20 million shared by three or more federally supervised financial institutions which are reviewed by regulatory authorities at the agent bank level. Period-end Loans of $10.8B Commercial Real Estate$0.7B 7% Corporate $2.7B 24% General$2.3B 22%National Dealer $0.5B 4% Energy$3.3B 30% Entertainment$0.3B 3% Tech. & Life Sciences$0.3B 3% Environmental Services $0.4B 4% Mortgage Banker$0.3B 3% = Total Middle Market (66%)  SNC relationships included in business line balances  Approximately 855 borrowers  Strategy: Pursue full relationships with ancillary business  Comerica is agent for approx. 19%  Adhere to same credit underwriting standards as rest of loan book  Credit quality mirrors total portfolio 28 Government Card ProgramsGenerate Valuable Retail Deposits 720 948 1,221 1,444 2011 2012 2013 2014 US Treasury ProgramState Card Programs At 12/31/14 ● 1Source: the Nilson Report July 2014, based on 2013 data ● 2Based on a 2014 survey conducted by KRC Research ● 3Source: U.S. Department of the Treasury ● 4Source: Social Security Administration Growing Average Noninterest-Bearing Deposits($ in millions)  #1 prepaid card issuer in US1  State/ Local government benefit programs:• 49 distinct programs  US Treasury DirectExpress Program:• Exclusive provider of prepaid debit cards since 2008; contract extended to January 2020• ~80k new accounts per month• 95% of Direct Express card holders report they are satisfied2• Eliminating monthly benefit checks, resulting in significant taxpayer savings3 # of Social Security Beneficiaries4(in millions) 25 30 35 40 45 50 55 60 1970 1975 1980 1985 1990 1995 2000 2005 2010 Key Facts

Funding and Maturity Profile

Multiple Funding Sources

- $10.1B liquid securities portfolio
- Loan to deposit ratio of 85%
- Access to wholesale debt markets
- Federal Home Loan Bank of Dallas
  - $-0- outstanding
  - $6B borrowing capacity
- Fed funds/ Repo markets
- Institutional & Retail Brokered CDs

Debt Profile by Maturity[1]

($ in millions)



Subordinated Notes
Senior Notes
600
650
500
350
400
2015
2016
2017
2019
2020+

Funding Profile At December 31, 2014



Interest-Bearing Deposits $30.3B 45%
Noninterest-Bearing Deposits $27.2B 40%
Wholesale Debt $2.8B 4%
Equity $7.4B 11%

At 12/31/14 • [1]Face value at maturity

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Maintaining Focus on Long-Term Goals

Efficiency Ratio



71.2%
67.9%
67.3%
64.3%
Long-Term Goal:
Below 60%
2011
2012
2013
2014

Return on Average Assets (ROA)



0.69%
0.83%
0.85%
0.89%
Long-Term Goal:
Above 1.30%
2011
2012
2013
2014

Goal as of 1/16/15

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Holding Company Debt Rating

	Senior Unsecured/Long-Term Issuer Rating	S&P	Moody's	Fitch
Peer Banks	BB&T	A-	A2	A+
	BOK Financial	A-	A2	A
	Comerica	**A-**	**A3**	**A**
	M&T Bank	A-	A3	A-
	KeyCorp	BBB+	Baa1	A-
	Fifth Third	BBB+	Baa1	A
	SunTrust	BBB+	Baa1	BBB+
	Huntington	BBB	Baa1	A-
	Regions Financial	BBB	Ba1	BBB
	Zions Bancorporation	BBB-	Ba1	BBB-
	First Horizon National Corp	BB+	Baa3	BBB-
	Synovus Financial Corp	BB-	Ba3	BB+
Large Banks	Wells Fargo & Company	A+	A2	AA-
	U.S. Bancorp	A+	A1	AA-
	JP Morgan	A	A3	A+
	PNC Financial Services Group	A-	A3	A+
	Bank of America	A-	Baa2	A

As of 2/3/15 • Source: SNL Financial • Debt Ratings are not a recommendation to buy, sell, or hold securities

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Supplemental Financial Data

Reconciliation of non-GAAP financial measures with financial measures defined by GAAP ($ in millions)

	12/31/14	9/30/14	12/31/13	12/31/12	12/31/11
Tier 1 and Tier 1 common capital[1,2]	7,168	7,105	6,895		
Risk-weighted assets[1,2]	68,101	67,106	64,825		
Tier 1 and Tier 1 common capital ratio[2]	***10.53%***	***10.59%***	***10.64%***		
Common shareholders' equity	$7,402	$7,433	$7,150		
Less: Goodwill	635	635	635		
Less: Other intangible assets	15	15	17		
Tangible common equity	$6,752	$6,783	$6,498		
Total assets	$69,190	$68,887	$65,224		
Less: Goodwill	635	635	635		
Less: Other intangible assets	15	15	17		
Tangible assets	$68,540	$68,237	$64,572		
Common equity ratio	*10.85%*	*10.79%*	*10.97%*		
Tangible common equity ratio	***9.85***	***9.94***	***10.07***		
Common shareholders' equity	$7,402	$7,433	$7,150	$6,939	$6,865
Tangible common equity	$6,752	$6,783	$6,498	$6,282	$6,198
Shares of common stock outstanding (in millions)	179	180	182	188	197
Common shareholders' equity per share of common stock	*$41.35*	*$41.26*	*$39.22*	*$36.86*	*$34.79*
Tangible common equity per share of common stock	***37.72***	***37.65***	***35.64***	***33.36***	***31.40***

The Tier 1 common capital ratio removes preferred stock and qualifying trust preferred securities from Tier 1 capital as defined by and calculated in conformity with bank regulations. The tangible common equity ratio removes preferred stock and the effect of intangible assets from capital and the effect of intangible assets from total assets. Tangible common equity per share of common stock removed the effect of intangible assets from common shareholders equity per share of common stock.

The Corporation believes these measurements are meaningful measures of capital adequacy used by investors, regulators, management and others to evaluate the adequacy of common equity and to compare against other companies in the industry.

[1]Tier 1 Capital and risk-weighted assets as defined and calculated in accordance with regulation.

[2]December 31, 2014 Tier 1 Capital and Risk-Weighted assets are estimated.

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Supplemental Financial Data

Tier 1 Common Equity under Basel III ($ in millions)

Basel III Tier 1 Common Capital Ratio	12/31/14	9/30/14	6/30/14	3/31/14	12/31/13
Tier 1 common capital[3]	$7,168	$7,105	$7,027	$6,962	$6,895
Basel III adjustments[2]	--	(1)	(1)	(2)	(6)
Basel III Tier 1 common capital[2]	$7,168	$7,104	$7,026	$6,960	$6,889
Risk-weighted assets[1,3]	$68,101	$67,106	$66,911	$65,788	$64,825
Basel III adjustments[2]	1,751	1,492	1,594	1,590	1,754
Basel III risk-weighted assets[2]	$69,852	$68,598	$68,505	$67,378	$66,579
Tier 1 common capital ratio[3]	10.5%	10.6%	10.5%	10.6%	10.6%
Basel III Tier 1 common capital ratio[2]	10.3%	10.4%	10.3%	10.3%	10.3%

Assets under administration of $146.7B at 12/31/14

The Tier 1 common capital ratio removes preferred stock and qualifying trust preferred securities from Tier 1 capital as defined by and calculated in conformity with bank regulations. The Basel III Tier 1 common capital ratio further adjusts Tier 1 common capital and risk-weighted assets to account for the final rule approved by U.S. banking regulators in July 2013 for the U.S. adoption of the Basel III regulatory capital framework. The final Basel III capital rules are effective January 1, 2015 for banking organizations subject to the standardized approach.

The Corporation believes these measurements are meaningful measures of capital adequacy used by investors, regulators, management and others to evaluate the adequacy of common equity and to compare against other companies in the industry.

[1]Tier 1 Capital and risk-weighted assets as defined in accordance with regulation.

[2]Estimated ratios based on the standardized approach in the final rule, as fully phased-in, and excluding most elements of accumulated other comprehensive income (AOCI).

[3]December 31, 2014 Tier 1 Capital and Risk-Weighted assets are estimated.

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